SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 15, 2003

(Date of Report—Date of Earliest Event Reported)

D.R. Horton, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14122	75-2386963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006

(Address of Principal Executive Offices)

(817) 856-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is an unaudited pro forma combined condensed statement of income for the year ended September 30, 2002, reflecting the Registrant’s acquisition of Schuler Homes, Inc., which occurred on February 21, 2002. The pro forma statement provides supplementary information to the pro forma information previously filed by the Registrant and reflects the determinations to date of the fair values of the Schuler assets acquired and the liabilities assumed by the Registrant. As further discussed in the accompanying notes, the attached pro forma statement does not purport to show what the operating results would have been if the acquisition had been consummated as of the dates indicated and should not be construed as representative of future operating results.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Unaudited pro forma combined condensed statement of income of D.R. Horton, Inc. and Schuler Homes, Inc. for the year ended September 30, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2003

D.R. Horton, Inc.

By:	/s/ Samuel R. Fuller
Samuel R. Fuller Executive Vice President, Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Unaudited pro forma combined condensed statement of income of D.R. Horton, Inc. and Schuler Homes, Inc. for the year ended September 30, 2002.

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